Exhibit 4.1.2

SPECIMEN COMMON STOCK CERTIFICATE
(FRONT)

Number	Shares

IWT Tesoro Corporation

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

Common Stock	CUSIP 45071N 10 8
SEE REVERSE FOR CERTAIN DEFINITIONS
SPECIMEN
THIS CERTIFIES THAT
is the owner of

        FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK of IWT Tesoro Corporation, transferable only on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

CORPORATE SEAL
SPECIMEN	SPECIMEN
/s/ Signature	/s/ Signature

President	Secretary

COUNTERSIGNED:
Florida Atlantic Stock Transfer, Inc.
7130 Nob Hill Road
Tamarac, FL 33321        Transfer agent

SPECIMEN COMMON STOCK CERTIFICATE
(REVERSE)

The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—		Custodian
TEN ENT	—	as tenants by the entireties			(Cust)		(Minor)
JT ENT	—	as joint tenants with right of survivorship and not as tenant in common			under Uniform Gifts to Minors Act (State)

        Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                                           hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER INDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

Shares of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint                                                           Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated.

                      NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.